                                                              EXHIBIT 99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
    ------------------------------------------------------------------------

     In connection with the shareholder report of American Century  Quantitative
Equity Funds,  Inc. (the  "Registrant") on Form N-CSR for the period ending June
30, 2007 (the "Report"), we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated:  August 29, 2007

                                            /s/ Jonathan S. Thomas
                                            ------------------------------------
                                            Jonathan S. Thomas
                                            President
                                            (chief executive officer)

                                            /s/ Robert J. Leach
                                            ------------------------------------
                                            Robert J. Leach
                                            Vice President, Treasurer, and
                                            Chief Financial Officer
                                            (chief financial officer)